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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : JULY 15, 2003

                           COMMISSION FILE NO. 1-10403

TEPPCO PARTNERS, L.P.                                           DELAWARE               76-0291058
TE PRODUCTS PIPELINE COMPANY,
   LIMITED PARTNERSHIP                                          DELAWARE               76-0329620
TCTM, L.P.                                                      DELAWARE               76-0595522
TEPPCO MIDSTREAM COMPANIES, L.P.                                DELAWARE               76-0692243
JONAH GAS GATHERING COMPANY                                      WYOMING               83-0317360
VAL VERDE GAS GATHERING COMPANY, L.P.                           DELAWARE               48-1260551
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)  (STATE OF INCORPORATION    (I.R.S. EMPLOYER
                                                             OR ORGANIZATION)      IDENTIFICATION NO.)



                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS


     FINANCIAL INFORMATION FOR THE GENERAL PARTNER OF TEPPCO PARTNERS, L.P.

         We are filing the consolidated balance sheet of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2002, which is incorporated herein by reference to Exhibit 99.1. Texas Eastern Products Pipeline Company, LLC is the General Partner of TEPPCO Partners, L.P.

         Additionally, we have included as an exhibit an auditors' consent to the incorporation by reference of this report in previously filed registration statements.

ITEM 7. STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

                  Exhibit
                  Number              Description

                   23.1               Consent of KPMG LLP.

                   99.1 Consolidated Balance Sheet of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           TEPPCO Partners, L.P.
                           (Registrant)

                           By: Texas Eastern Products Pipeline Company, LLC
                               General Partner

                                           /s/ CHARLES H. LEONARD
                               -------------------------------------------------
                                               Charles H. Leonard
                               Senior Vice President and Chief Financial Officer


Date: July 15, 2003



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